EXHIBIT 10.2

CCA INDUSTRIES, INC.
WARRANT TO PURCHASE COMMON STOCK
VOID AFTER 5:00 P.M. (UNITED STATES EASTERN TIME)
ON SEPTEMBER 5, 2019, AS PROVIDED HEREIN.
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITY IS THEN IN EFFECT, OR SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED DUE TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION.
Issuance Date: September 5, 2014
FOR VALUE RECEIVED, CCA Industries, Inc., a Delaware corporation (“Company”), hereby agrees to sell to Capital Preservation Solutions, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), upon the terms and on the conditions of this warrant (this “Warrant”), the number of fully paid and non-assessable shares of Common Stock representing an aggregate amount of Common Stock (the “Warrant Stock”), when added to all shares of Common Stock previously issued upon exercise of this Warrant, that does not exceed twenty-four (24%) of the amount equal to (a) the Company’s issued and outstanding shares of Common Stock and Class A Common Stock as of each date this Warrant is exercised in accordance with the terms set forth herein, less (b) in each case, the aggregate amount of shares of Common Stock (if any) issued upon exercise of this Warrant (the amount of clause (a) and (b) shall be referred to as the “Outstanding Capital Stock Amount”) at a purchase price of $3.17 per share (such amount, subject to the adjustments set forth herein, the “Warrant Price”). For the avoidance of doubt, at each exercise of this Warrant (each an “Exercise Event”), all shares of Common Stock that were issued upon exercise of this Warrant prior to such Exercise Event shall be included in the calculation to determine whether the Holder will, following such Exercise Event, own more than twenty-four (24%) of the Outstanding Capital Stock Amount. The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term “Common Stock” shall mean, when used herein, the common stock of the Company, par value $.01 per share, and any capital stock into which such common stock shall have been converted, exchanged or reclassified following the date hereof.
1.Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part and from time to time, during the term commencing on the date hereof and ending at 5:00 p.m. (United States Eastern Time) on September 5, 2019 (subject to extension as provided below, the “Exercise Period”); provided, however, that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. (United States Eastern Time) on the first business day following such Saturday, Sunday or recognized holiday.
2.    Exercise of Warrant.
(a)    This Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period by:
(i)    completing the exercise form attached hereto (the “Exercise Notice”);
(ii)    surrendering this Warrant to the Company at the address set forth in Section 9; and
(iii)    paying to the Company an amount equal to (A) the number of shares of Warrant Stock in respect of which this Warrant is being exercised pursuant to this Section 2 multiplied by (B) the Warrant Price in effect as of the date on which this Warrant is exercised (the “Aggregate Exercise Price”) in accordance with Section 2(b).
(b)    Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by the following methods:
(i)    by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)    by instructing the Company to withhold or cancel a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value (as defined in Section 2(c) below) as of the date on which this Warrant is exercised pursuant to this Section 2 equal to such Aggregate Exercise Price; or
(iii)    any combination of (i) or (ii).
(c)    When used herein, the term “Fair Market Value” shall mean, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system (the “OTC Bulletin Board”), the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB or OTC Pink (the “Pink OTC Markets”) or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Trading Days ending on the Trading Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Trading Day” as used in this sentence means Trading Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined by the Board of Directors of the Company.
(d)    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractional shares based upon the Fair Market Value of such fractional shares of Common Stock at the date of exercise of this Warrant.
(e)    In the event of any exercise of the rights represented by this Warrant, the Warrant Stock so purchased shall be registered in the name of the Holder within a reasonable time after such rights shall have been so exercised. The Person in whose name the Warrant Stock is registered upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Stock immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Aggregate Exercise Price and any applicable taxes was made, irrespective of the date of registration of the Warrant Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such Warrant Stock at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. When used herein, the term “Person” shall mean any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, governmental authority, or any other entity of any nature whatsoever.
3.    Restrictions on Disposition of Warrant and Warrant Stock.
(a)    The Holder hereby acknowledges that (i) this Warrant and any Warrant Stock that may be acquired upon exercise of this Warrant pursuant hereto are, as of the date hereof, not registered: (A) under the Securities Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering or (B) under any applicable state securities laws, and (ii) the Company’s reliance on the Section 4(a)(2) exemption of the Securities Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder. The Holder represents and warrants that:
(iv)    the Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

(v)    the Holder is acquiring this Warrant and the Warrant Stock to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Stock, except pursuant to sales registered or exempted under the Securities Act;
(vi)    the Holder does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of this Warrant or the Warrant Stock to or through any Person;
(vii)    the Holder understands and acknowledges that this Warrant and the Warrant Stock to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;
(viii)    the Holder is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended, or an entity engaged in a business that would require it to be so registered as a broker-dealer;
(ix)    the Holder, either alone or together with its representatives (if any), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Warrant and the Warrant Stock, and has so evaluated the merits and risks of such investment; and
(x)    the Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. The Holder has had an opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents and representatives regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
(b)    If, at the time of issuance of Warrant Stock upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Securities Act and other applicable securities laws, Holder hereby agrees that Holder will not sell, transfer, offer, pledge, hypothecate or otherwise dispose of all or any part of the Warrant Stock unless and until Holder shall first have given notice to the Company describing such sale, transfer, offer, pledge, hypothecation or other disposition and there shall be available exemptions from such registration requirements that exist. Should there be any reasonable uncertainty or good faith disagreement between the Company and the Holder as to the availability of such exemptions, then the Holder shall be required to deliver to the Company (i) an opinion satisfactory to the Company rendered by counsel selected by the Holder to the effect that such offer, sale, transfer, pledge, hypothecation or other disposition is in compliance with an available exemption under the Securities Act and other applicable securities laws, or (ii) an interpretative letter from the Securities and

Exchange Commission to the effect that no enforcement action will be recommended if the proposed offer, sale, transfer, pledge hypothecation or other disposition is made without registration under the Securities Act. If, at the time of issuance of Warrant Stock upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Securities Act and other applicable securities laws, the Warrant Stock issued upon exercise of this Warrant shall bear a legend reading substantially as follows:
“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITY IS THEN IN EFFECT, OR SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED DUE TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION.”
4.    Reservation of Shares; Certain Representations and Warranties; Certain Covenants. The Company hereby agrees, represents and warrants that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock (or other securities subject to this Warrant from time to time) as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares of Warrant Stock represented by this Warrant have been duly authorized and will, upon issuance and against payment of the Aggregate Exercise Price, be validly issued, fully paid and non-assessable. The Company represents and warrants that (a) its execution and delivery of this Warrant has been authorized by all necessary and appropriate corporate action under its organizational documents and any applicable agreements and in conformity with applicable law and the rules of the NYSE MKT and that this Warrant has been executed by an authorized representative of the Company; provided, however, that until such time as the Company has advised the Holder of the listing of the Warrant Stock on the NYSE MKT, such Warrant Stock has not been listed on the NYSE MKT; and (b) this Warrant represents a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability is limited by bankruptcy, receivership, moratorium, conservatorship, or reorganization laws or other laws of general application affecting the rights of creditors generally or by general principles of equity. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. The Company shall have (i) within three business days after the date hereof (as such date may be extended by the Holder in its sole discretion), filed a listing application with the NYSE MKT with respect to the listing of the Warrant Stock on the NYSE MKT, and (ii) within 30 days after the date hereof (as such date may be extended by the Holder in its sole discretion), delivered to the Holder evidence of approval by the NYSE MKT for listing of the Warrant Stock on the NYSE MKT.
5.    Capital Adjustments. This Warrant is subject to the following further provisions:

(a)    Adjustment to Warrant Price Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time from the date hereof until the end of the Exercise Period, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced. If the Company at any time from the date hereof and until the end of the Exercise Period combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased. Any adjustment under this Section 5(a)) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective. When used herein, the term “Options” shall mean any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities, and the term “Convertible Securities” shall mean any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.
(b)    Adjustment to Warrant Price Upon Reorganization, Reclassification, Consolidation or Merger. If, at any time or from time to time from the date hereof until the end of the Exercise Period, any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend, subdivision, or combination addressed by Section 5(a)), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or other such transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of shares of Warrant Stock then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other such transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of shares of Warrant Stock then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Company and the Holder) shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Section 5 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions that occur any time from the date hereof until the end of the Exercise Period. At any time from the date hereof until the end of the Exercise Period, the Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(b), the Holder shall have the right, until the end of the Exercise Period, to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 1 instead of giving effect to the provisions contained in this Section 5(b) with respect to this Warrant.
(c)    No Other Adjustments. Except for those adjustments provided for in Sections 5(a) and 5(b), there shall be no other adjustment to the Warrant Price or the number of shares of Warrant Stock issuable upon exercise of this Warrant, including, without limitation, with respect to any issuance or sale by the Company after the date of this Warrant of: (i) shares of Common Stock issued upon the exercise of this Warrant; (ii) shares of Common Stock issued directly or upon the exercise or conversion of Options or Convertible Securities to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, as applicable, in each case, which are authorized by the Board of Directors of the Company and are issued pursuant to a bonus plan, stock option or equity–based plan or other similar policy or program of the Company (including, without limitation, the Company’s 2005 Amended and Restated Stock Option Plan); (iii) shares of Common Stock issued upon the exercise or conversion of Options and Convertible Securities issued prior to the date of this Warrant, provided that such securities are not amended (except with respect to amendments to reflect adjustments for stock splits, stock combinations, stock dividends and recapitalizations) after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; and (iv) shares of Common Stock, Options, Convertible Securities or other securities issued following the date of this Warrant to financial institutions, strategic or institutional investors, or other Persons in connection with credit arrangements, financings or similar transactions which are approved by the Board of Directors of the Company.
(d)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the Warrant Price, but in any event not later than 10 business days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than 10 business days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Warrant Price then in effect and the number of shares of Warrant Stock or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
6.    Notice to Holder.

(a)    Notice of Record Date. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or
(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then, and in each such case, the Company shall send or cause to be sent to the Holder at least 10 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Stock.
7.    Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver a new Warrant of like tenor dated the date hereof.
8.    Warrant Holder not a Stockholder. Without limiting rights of the Holder in respect of any shares of stock of the Company or other securities owned by the Holder, the Holder of this Warrant shall not be entitled by reason of holding this Warrant to any rights whatsoever as a stockholder of the Company.
9.    Notices. All notices, consents, waivers, and other communications required or permitted by this Warrant shall be in writing and shall be deemed given to a party when (i) delivered to the appropriate address by hand or by nationally recognized courier service (costs prepaid); (ii) sent by facsimile with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address or facsimile number, or person as a party may designate in writing to the other parties):

To the Company:
CCA Industries, Inc. 200 Murray Hill Parkway East Rutherford, New Jersey 07073 Attention: Stephen A. Heit, Executive Vice President & CFO Telephone: (201) 935-3232 Fax: (201) 935-4158
To Holder:
Capital Preservation Holdings, LLC One Belmont Avenue Suite 602 Bala Cynwyd, PA 19004 Attention: Lance T. Funston Telephone: (610) 592-0049 Fax: (610) 592-0043
10.    Antitakeover Provisions. Company has taken all actions required to exempt this Warrant, the Warrant Stock issuable pursuant to this Warrant, the parties hereto, and the other transactions contemplated hereby from any provisions of an anti-takeover nature contained in their organizational documents or the provisions of any federal or state “anti-takeover,” “fair price,” “moratorium,” “control share acquisition” or similar laws or regulations, including without limitation section 203 of the Delaware General Corporation Law (“Takeover Laws”). Company shall not take any action that would cause any of the foregoing to be subject to requirements imposed by any Takeover Law, and Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the foregoing from any applicable Takeover Law, as now or hereafter in effect.
11.    Choice of Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
12.    Jurisdiction. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Warrant (“Covered Matters”), (b) agree not to commence any suit, action or other proceeding arising out of or based upon any Covered Matters except in the state courts or federal courts located in the State of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant or the subject matter of any Covered Matter may not be enforced in or by such court
13.    Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
14.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
15.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
16.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
17.    Amendment and Modification. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.
18.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
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IN WITNESS WHEREOF, the undersigned has duly executed this Warrant as of the Issuance Date.
CCA INDUSTRIES, INC.,
a Delaware corporation

By: /s/ Stanley Kreitman
Name:    Stanley Kreitman
Title:     Chairman of the Board

ACCEPTED AND AGREED:
CAPITAL PRESERVATION SOLUTIONS, LLC,
a Delaware limited liability company
By: /s/ Lance T. Funston
Name: Lance T. Funston
Title: Sole Member

FORM OF EXERCISE NOTICE
[May only be executed by the registered holder hereof]
The undersigned hereby exercises the right to purchase _________ shares of common stock, par value $0.01 per share (“Common Stock”), of CCA Industries, Inc., evidenced by the within Warrant Certificate, and tenders herewith payment of the purchase price for such shares in full in the following manner:

_____
The undersigned elects to exercise the Warrant by means of a cash payment in accordance with the provisions of Section 2(b)(i) of the Warrant, and tenders herewith payment in full for the purchase price of the shares being purchased.

_____	The undersigned elects to exercise the Warrant by means of a “cashless” exercise in accordance with the provisions of Section 2(b)(ii) of the Warrant.

___
The undersigned elects to exercise the attached Warrant by means of both a cash payment and a “cashless” exercise in accordance with the provisions of Section 2(b)(iii) of the Warrant, and tenders herewith payment in full for that portion of the purchase price being paid in cash.

________________________________
(Name)

_________________                    ________________________________
(Date)    (Signature)